UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

______________

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 4, 2016

NV5 GLOBAL, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-35849	45-3458017
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 South Park Road, Suite 350 Hollywood, Florida	33021
(Address of Principal Executive Offices)	(Zip Code)

(954) 495-2112

(Registrant’s Telephone Number, Including Area Code)

n/a

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into Material Definitive Agreement.

On June 4, 2016, the stockholders of NV5 Global, Inc. (the “Company”) approved the NV5 Global, Inc. Employee Stock Purchase Plan (the “Plan”). The Company’s Compensation Committee and Board of Directors approved the Plan on April 1, 2016, subject to stockholder approval. The maximum aggregate number of shares of the Company’s common stock that may be purchased under the Plan is 500,000 shares, subject to appropriate adjustments by the Compensation Committee in the event of stock dividends, stock splits, recapitalizations or other subdivisions.

A description of the Plan and its terms is set forth in the definitive proxy statement filed with the Securities and Exchange Commission on April 22, 2016 (the “Proxy Statement”). The foregoing description of the Plan and the description of the Plan in the Proxy Statement do not purport to be complete and are qualified in their respective entireties by reference to the Plan, a copy of which is included as Annex A of the Proxy Statement and as Exhibit 10.1 to this Current Report on Form 8-K, and incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The disclosures made under Item 1.01 above are hereby incorporated by reference into this Item 5.02.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 4, 2016, the Company held its annual meeting of stockholders (the “Annual Meeting”) to consider and vote upon the following proposals: (1) to elect seven directors, each to serve until our next annual meeting and until their respective successors are elected and qualified, (2) to approve the Plan, and (3) to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2016.

Set forth below are the final voting results for each proposal submitted to a vote of the stockholders at the Annual Meeting. For more information on the following proposals, see the Proxy Statement.

Proposal 1: Elect seven directors to hold office until our next annual meeting and until their respective successors are elected and qualified:

	For	Withheld	Broker Non-Votes
Dickerson Wright	4,805,031	148,064	2,086,990
Alexander A. Hockman	4,788,132	161,563	2,090,390
Donald C. Alford	4,801,103	148,592	2,090,390
Jeffrey A. Liss	4,891,692	58,003	2,090,390
William D. Pruitt	4,891,701	57,994	2,090,390
Gerald J. Salontai	4,892,194	57,501	2,090,390
Francois Tardan	4,906,940	42,755	2,090,390

Proposal 2: Approve the NV5 Global, Inc. Employee Stock Purchase Plan:

For	4,914,417
Against	21,664
Abstain	13,614
Broker Non-Votes	2,090,390

Proposal 3: Ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ended December 31, 2016:

For	7,016,377
Against	7,234
Abstain	13,074

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	NV5 Global, Inc. Employee Stock Purchase Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 8, 2016

NV5 GLOBAL, INC.

By:	/s/ Michael P. Rama
Name: Michael P. Rama
Title: Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

10.1	NV5 Global, Inc. Employee Stock Purchase Plan.